UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-01136	22-0790350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

430 E. 29th Street, 14th Floor
New York, NY, 10016
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

On March 1, 2022, Bristol-Myers Squibb Company (“Bristol Myers Squibb”) issued a press release announcing the early participation results, upsizing and early settlement of its previously announced cash tender offers (the “Offers”) to purchase notes issued by Bristol Myers Squibb and Celgene Corporation, Bristol Myers Squibb’s wholly owned subsidiary (collectively, the “Offerors”).

On March 2, 2022, the Offerors also issued a press release announcing the accepted amounts and pricing terms of such previously announced Offers.

The Offers are subject to the terms and conditions described in the Offer to Purchase dated February 15, 2022 (as it may be amended or supplemented from time to time), which sets forth a detailed description of the Offers.

Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein in their entirety.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release of Bristol-Myers Squibb Company dated March 1, 2022.
99.2	Press release of Bristol-Myers Squibb Company dated March 2, 2022.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Bristol-Myers Squibb Company dated March 1, 2022.
99.2	Press release of Bristol-Myers Squibb Company dated March 2, 2022.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:          March 3, 2022

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Kimberly M. Jablonski
Name:	Kimberly M. Jablonski
Title:	Corporate Secretary